Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
Commitments and Contingencies

8.       Commitments and Contingencies

  Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure.

  The Company's vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. During 2016, the Company was notified by one of its P&I Clubs of supplemental calls with respect to the 2015 policy year which however were immaterial and were expensed in the 2016 consolidated statement of operations.

  Pursuant to the loan agreement with Diana Containerships Inc. dated June 30, 2017 (Note 4(b)), Diana Containerships is required to pay, on the termination date of the loan, an additional $5,000 interest-bearing discount premium, which is not included in Due from related parties in the accompanying 2017 balance sheet.

  As at December 31, 2017, all of the Company's vessels were fixed under time charter agreements. The minimum contractual gross charter revenue expected to be generated from fixed and non-cancelable time charter contracts existing as at December 31, 2017 and until their expiration was as follows:

Period	Amount
Year 1	$95,851
Year 2	10,129
Total	$105,980